SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2010
JEFFERSONVILLE BANCORP

(Exact name of registrant as specified in its charter)

New York	0-19212	22-2385448

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
P.O. Box 398, Jeffersonville, New York 12748
(Address of principal executive offices)
Registrant’s telephone number, including area code: (845) 482-4000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materi al pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 12, 2010, Jeffersonville Bancorp issued a press release describing its results of operations for the quarter ended March 31, 2010. That press release is furnished as Exhibit 99.1 to this report.
Item 8.01 Other Information
On May 12, 2010, Jeffersonville Bancorp announced that its board of directors had declared a $0.13 per share dividend for shareholders of record at the close of business on May 21, 2010, payable on June 1, 2010.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
No.	Description

99.1	Press Release dated May 12, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERSONVILLE BANCORP
(Registrant)

/s/ Wayne V. Zanetti
Wayne V. Zanetti
President and Chief Executive Officer
Date: May 13, 2010

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated May 12, 2010.